Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense of Intangible Assets Excluding Patents Currently in Process (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 68,996
2021	59,419
2022	48,973
2023	77
2024	5
Thereafter	0
Total estimated amortization expense	$ 177,470